SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only

      (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                           GAME FINANCIAL CORPORATION
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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[ ]   Fee paid previously with preliminary materials.

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      paid previously. Identify the previous filing by registration statement
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                           GAME FINANCIAL CORPORATION
                            13705 First Avenue North
                         Plymouth, Minnesota 55441-6114
                                 (612) 476-8500


                      -------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1997
                      -------------------------------------


TO THE SHAREHOLDERS OF
GAME FINANCIAL CORPORATION:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Game Financial Corporation, a Minnesota corporation (the "Company"), will be held on Thursday, May 8, 1997, at 3:30 p.m. (Central Daylight Time), at the Radisson Hotel, Ballroom East, 35 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

     1. To elect four directors to the Company's Board of Directors for the coming year.

     2. To consider and act upon a proposal to amend the Game Financial Corporation 1994 Stock Option and Incentive Plan to increase the number of shares reserved for issuance under the Plan and provide for automatic grants of stock options to non-employee directors.

     3. To ratify the appointment of Ernst & Young, LLP, as independent auditors for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of record of the Company's common stock at the close of business on April 2, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.


                                         By Order of the Board of Directors




                                         /s/ Gary A. Dachis
                                         Gary A. Dachis
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


April 8, 1997



--------------------------------------------------------------------------------
             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
          PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------




                           GAME FINANCIAL CORPORATION
                            13705 First Avenue North
                         Plymouth, Minnesota 55441-6114
                                 (612) 476-8500


                    ---------------------------------------
                                 PROXY STATEMENT
                    ---------------------------------------



                             SOLICITATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Game Financial Corporation, a Minnesota corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held on May 8, 1997, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 8, 1997.

     The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.


                         VOTING AND REVOCATION OF PROXY

     Only holders of record of the Company's common stock at the close of business on April 2, 1997, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, 4,520,742 shares of the Company's common stock were outstanding. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted (i) FOR the election of the nominees for the Board of Directors named in this Proxy Statement; (ii) FOR the approval of an amendment to the Game Financial Corporation 1994 Stock Option and Incentive Plan to increase the number of shares reserved for issuance under the Plan and provide for automatic grants of stock options to non-employee directors; and (iii) FOR the ratification of the appointment of Ernst & Young, LLP, as independent auditors for the fiscal year ending December 31, 1997. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

     A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote on the matter, but will not be considered to have been voted in favor of such matter. If a proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The business and affairs of the Company are managed under the direction of its Board of Directors. Each director is elected for a term of one year or until his or her successor is elected.

     Shareholders will be asked at the Annual Meeting to elect four directors. The Board has nominated the four individuals named below to serve as directors of the Company. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below is now a director of the Company and has served continuously as a director since the year indicated. Such nominees collectively comprise the entire Board. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

                                                                          DIRECTOR
NAME                     POSITIONS WITH THE COMPANY               AGE      SINCE
----                     --------------------------               ---     --------
Gary A. Dachis           President, Chief Executive Officer,      52        1990
                         Secretary, Treasurer and Director

Tom Grossman             Director                                 52        1997

Paul H. Ravich           Director                                 57        1994

Stephen P. Weisbrod      Vice President, Information Systems      56        1994
                         and Development and Director


SHAREHOLDER APPROVAL

     The affirmative vote of a plurality of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.



                        INFORMATION CONCERNING DIRECTORS,
                         NOMINEES AND EXECUTIVE OFFICERS

DIRECTORS AND NOMINEES

     All of the nominees for election to the Company's Board of Directors are presently serving as directors of the Company. The following discussion sets forth certain information concerning the directors and nominees of the Company.

     GARY A. DACHIS is the founder of the Company and has been the President, Chief Executive Officer, Secretary, Treasurer and a director of the Company since its inception in 1990. Since 1984, Mr. Dachis has been the President of The Company, which provides check cashing and related services in locations other than gaming facilities. See "Information Concerning Directors, Nominees and Executive Officers -- Certain Transactions."

     TOM GROSSMAN has been a director of the Company since February 1997. Mr. Grossman has owned and operated five automobile dealerships and related entities in the Minneapolis and Saint Paul, Minnesota, metropolitan area since 1972.

     PAUL H. RAVICH has been a director of the Company since February 1994. Mr. Ravich has been an attorney in private practice since 1966. He has been a principal in the law firm of Ravich, Meyer, Wilson, Kirkman, McGrath & Nauman, P.A., Minneapolis, Minnesota, since 1991. From 1985 to 1991, Mr. Ravich was a partner in the law firm of Robins, Kaplan, Miller & Ciresi, Minneapolis, Minnesota.

     STEPHEN P. WEISBROD has been Vice President, Information Systems and Development, and a director of the Company since February 1994. Mr. Weisbrod was an independent computer systems consultant from 1989 to February 1994, and provided software development services to the Company as an independent contractor from 1990 to 1994. Mr. Weisbrod also served as President of Coda Music Technology, a music software development company, from January 1993 to February 1994.

     Directors of the Company are elected annually to serve until the next annual meeting of shareholders or until their successors are duly elected. The Company knows of no arrangements or understandings between any director or nominee and any other person pursuant to which he has been selected as a director or nominee.


BOARD COMMITTEES, ACTIONS AND COMPENSATION

     During calendar year 1996, the Board of Directors met four times. The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee, each of which met once during 1996. Each director attended at least 75% of the total number of meetings of the Board and of committees on which the director served.

     The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company and administers the Game Financial Corporation 1994 Stock Option and Incentive Plan. The members of the Compensation Committee are Mr. Grossman and Mr. Ravich.

     The Audit Committee reviews the internal and external financial reporting of the Company and reviews the scope of the independent audit. The members of the Audit Committee are Mr. Grossman and Mr. Ravich.

     The Board of Directors does not have a nominating committee.

     Non-employee directors of the Company currently receive an annual fee of $3,000 plus a fee of $500 per meeting for their service as directors. Non-employee directors of the Company also receive stock options in connection with their service as directors. See "Information Concerning Directors, Nominees and Executive Officers -- Stock Options" and "Approval of Amendments to 1994 Stock Option and Incentive Plan (Proposal 2)."


EXECUTIVE OFFICERS

     The following discussion sets forth information about the executive officers of the Company who are not directors.

                                                                                    OFFICER
NAME                            POSITIONS WITH THE COMPANY              AGE          SINCE
----                            --------------------------              ---          -----
Deanna Frederichs-Moose         Vice President, Operations             34            1990

Louis A. Dachis                 Vice President, National Sales         27            1996

Jeffrey L. Ringer               Vice President and Chief Financial     34            1995
                                  Officer

     DEANNA FREDERICHS-MOOSE has been Vice President, Operations of the Company since December 1990. From 1987 to December 1990, Ms. Frederichs-Moose was employed by The Company as Vice President of Operations.

     LOUIS A. DACHIS has been Vice President, Marketing of the Company since February 1996. Louis Dachis served as Director of Marketing of the Company from 1994 to 1996, and from 1990 to 1993 worked as a freelance artist, providing creative design services to various commercial and television production companies. Louis Dachis is the son of Gary A. Dachis.

     JEFFREY L. RINGER has been Vice President, Finance and Chief Financial Officer of the Company since September 1995. Mr. Ringer served as Vice President of Argosy Electronics, Inc., a privately-held manufacturing company, from 1989 to 1995, and as an auditor for Arthur Andersen & Co. from 1985 to 1989.


EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation earned by or awarded to Mr. Gary A. Dachis and Mr. Stephen P. Weisbrod for the fiscal years ended December 31, 1996, 1995 and 1994. No other executive officers received total salary and bonus compensation in excess of $100,000 for such years.

                                      SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                       ANNUAL COMPENSATION        COMPENSATION
                                                       -------------------        ------------
                                                                                     AWARDS
                                                                OTHER ANNUAL      ------------       ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR        SALARY      COMPENSATION       OPTIONS(#)      COMPENSATION
---------------------------             ----        ------      ------------      ------------     ------------
Gary A. Dachis                          1996      $ 192,000        $ 6,000            --              $ 30,000(1)
(President, Chief Executive Officer,    1995        180,000             --            --                30,000(1)
Treasurer and Secretary)                1994        180,000             --            --                10,680(1)

Stephen P. Weisbrod                     1996      $ 158,000        $ 5,000            --               $ 9,000(1)
(Vice President, Information Systems    1995        125,000             --            --                 1,875(1)
and Development)                        1994         93,100(2)      19,700(2)       117,188                 --

--------------------

(1) Represents the Company's contribution under its Profit Sharing and Savings Plan.

(2) Mr. Weisbrod became an executive officer of the Company March 1994, and served as a consultant to the Company during January and February 1994. The amount set forth under "Salary" represents compensation for the period from March to December 1994. Amounts set forth under "Other Annual Compensation" represent consulting fees paid to Mr. Weisbrod for January and February 1994.


     The Company does not currently maintain a bonus plan for the compensation of executive officers. The Company provides a vehicle to Mr. Gary A. Dachis for business purposes which is used by Mr. Dachis and other employees of the Company.

     Mr. Dachis has an employment agreement with the Company which expires in February 1998 and will automatically renew for successive one year periods, absent contrary notice from either party. The agreement restricts Mr. Dachis from competing with the Company in providing cash access services at gaming locations for a period of three years following the termination of his employment. Mr. Weisbrod and Ms. Frederichs-Moose have entered into non-competition agreements with the Company restricting them from competing with the Company in providing cash access services at gaming locations for a period of three years following the termination of employment with the Company.


PROFIT SHARING AND SAVINGS PLAN

     In 1995, the Company adopted a Profit Sharing and Savings Plan under section 401(k) of the Internal Revenue Code, under which the Company may, at the discretion of its Board of Directors, make annual contributions not to exceed 15% of the annual compensation of eligible employees. The plan also allows employees to make pre-tax contributions. Prior to 1995, the Company made contributions as an adopting employer under a similar plan originally adopted by The UnBank Company. The Company made contributions of $68,500, $47,700 and $21,685 to the plans for 1996, 1995 and 1994, respectively.


STOCK OPTIONS

     The Game Financial Corporation 1994 Stock Option and Incentive Plan (the "Option Plan") permits the granting of awards to employees and directors of the Company in the form of "incentive stock options" (options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended), non-qualified stock options (options which do not meet the requirements of Section 422), and grants of restricted stock. Awards may be granted in any one or a combination of these forms. A total of 1,000,000 shares of the Company's common stock has been reserved for issuance pursuant to awards under the Option Plan, of which 726,563 shares have previously been approved by the shareholders. On February 18, 1997, the Board of Directors adopted amendments to the Option Plan to increase the number of shares reserved for issuance under the Option Plan to 1,000,000 shares and to provide for automatic grants of stock options to non-employee directors. The shareholders are being asked to approve these amendments at the Annual Meeting. See "Approval of Amendments to 1994 Stock Option and Incentive Plan (Proposal 2)." At April 2, 1997, options for an aggregate of 380,543 shares were outstanding under the Option Plan, and 562,612 shares were available for grant, assuming the amendments to the Option Plan are approved.

     The Option Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Option Plan gives broad powers to the Committee to administer and interpret the Option Plan, including the authority to select the individuals to be granted awards and to prescribe the particular form and conditions of each award granted. Awards may be granted under the Option Plan through February 2004. The Option Plan may be terminated earlier by the Board of Directors in its sole discretion.

     The following table sets forth certain information regarding the number and value of unexercised stock options held by the executive officers named in the Summary Compensation Table as of the end of the Company's 1996 fiscal year.



              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES


                                                                                        VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
NAME                             SHARES                    OPTIONS AT YEAR-END(#)         AT YEAR-END($)(1)
-----                           ACQUIRED      VALUE       ------------------------    -------------------------
                              ON EXERCISE    REALIZED     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                              -----------    --------     -------------------------   -------------------------
Gary A. Dachis                    --           --               -- /--                     -- /--

Stephen P. Weisbrod               --           --           45,314 / 46,874          $236,539 / $244,682

---------------------

(1) Based on the difference between the December 31, 1996 closing price of $7.50 per share as reported on The Nasdaq National Market and the exercise price of the options.

     The Company grants non-qualified stock options under the Option Plan to its directors who are not employees of the Company. In 1994, Paul H. Ravich was granted an option for 23,438 shares. At the date of the 1997 Annual Meeting, Mr. Ravich and Tom Grossman will each be granted an option for 25,000 shares. Each of the options has an exercise price equal to the fair market value of the common stock at the date of grant, vests with respect to one-third of the option shares on each of the first, second and third anniversaries of the date of grant, and expires ten years from the date of grant. See "Approval of Amendments to 1994 Stock Option and Incentive Plan (Proposal 2)."


CERTAIN TRANSACTIONS

     The Company, of which Mr. Gary A. Dachis is President and part owner, is engaged in the check cashing business at a variety of non-casino locations throughout the Twin Cities area. Because the Company offers check-cashing services only in gaming venues, the Company does not believe that the business of The Company presents any conflicts of interest in connection with the Company's present or future business opportunities.

     Mr. Paul H. Ravich is a principal in the law firm of Ravich, Meyer, Wilson, Kirkman, McGrath & Nauman, P.A., which provides legal services to the Company.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of April 2, 1997, certain information regarding the beneficial ownership of shares of common stock of the Company by
(i) each person or entity who is known by the Company to own more than 5% of the Company's common stock, (ii) each director or nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers of the Company as a group.

                                                                   NUMBER OF SHARES              PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                             BENEFICIALLY OWNED(1)         OUTSTANDING(2)
------------------------------------                             ---------------------         --------------
Bruce Dachis                                                             703,120(3)                 15.6%
13705 First Avenue North
Plymouth, MN 55441-6114

DIRECTORS AND EXECUTIVE OFFICERS

Gary A. Dachis                                                         2,050,070                    45.4%
13705 First Avenue North
Plymouth, MN 55441-6114

Paul H. Ravich                                                            46,876(4)                  1.0%
4545 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

Stephen P. Weisbrod                                                       67,314(4)                  1.5%
13705 First Avenue North
Plymouth, MN 55441-6114

Tom Grossman                                                                  --                      *
7625 Metro Boulevard, Suite 300
Edina, MN 55439

All directors and executive officers as a group
     (7 persons, including those named above)                          2,208,136(3)(4)              47.8%


-----------------------
*    Less than one percent.

(1) Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2) Based on 4,520,742 shares outstanding. Does not include 1,000,000 shares of Common Stock reserved for issuance under the Game Financial Corporation 1994 Stock Option and Incentive Plan (under which options for 380,543 shares of Common Stock were outstanding at April 2, 1997). Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options.

(3) Such shares are held by Bruce Dachis as sole trustee of two irrevocable trusts for the benefit Mr. Gary A. Dachis' two children, with respect to which Bruce Dachis has sole investment and dispositive powers. Mr. Gary A. Dachis has no investment or dispositive powers with respect to such shares and disclaims beneficial ownership of such shares.

(4) Includes shares subject to stock options that are exercisable within 60 days, as follows: Mr. Ravich, 23,438 shares; Mr. Weisbrod, 47,314 shares; and all directors and executive officers as a group, 95,440 shares.


                          COMPLIANCE WITH SECTION 16(a)

     The Company's directors, executive officers, and any persons holding more than 10% of the outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that during the fiscal year ended December 31, 1996, the filing requirements were satisfied by each such person. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and beneficial owners of more than 10% of the outstanding common stock and copies of the reports that they have filed with the Securities and Exchange Commission.


                            APPROVAL OF AMENDMENTS TO
                      1994 STOCK OPTION AND INCENTIVE PLAN
                                  (PROPOSAL 2)

     The Game Financial Corporation 1994 Stock Option and Incentive Plan ("Option Plan") is intended to assist the Company in hiring and retaining well-qualified employees and directors by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-statutory stock options ("Options"), awards of restricted stock or any combination thereof. Management believes that the granting of Options and restricted stock awards will serve as an additional inducement to well-qualified employees and directors to remain in the service of the Company and provide them with an increased incentive to work for the Company's success.

     The proposed amendments and the principal features and effects of the Option Plan are discussed below.


PROPOSED AMENDMENTS

     INCREASE IN NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER OPTION PLAN. The Option Plan was adopted by the Board of Directors and approved by the shareholders of the Company in 1994. An aggregate of 726,563 shares have previously been reserved for issuance under the Option Plan. Effective February 18, 1997, the Board of Directors increased the number of shares reserved for issuance under the Option Plan to 1,000,000 shares, subject to the approval of the Company's shareholders on or before February 18, 1998. The shareholders are being asked to approve the additional shares at the Annual Meeting.

     AUTOMATIC GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS. The Option Plan has been amended to provide for the automatic grant of stock options to persons elected to serve as non-employee directors of the Company. If the shareholders approve the amendments to the Option Plan, options will be granted to each person elected to serve as a non-employee director of the Company at the 1997 Annual Meeting (i.e., Mr. Ravich and Mr. Grossman). If, subsequent to the 1997 Annual Meeting, the Company elects additional non-employee directors, each such person will, on the date of his or her initial election, automatically be granted a stock option. Each person who continues to serve as a non-employee director of the Company will, on the date of every third subsequent Annual Meeting at which such person is reelected as a director automatically be granted an additional stock option. Each such option will entitle the director to purchase 25,000 shares of Common Stock, will have an exercise price equal to the fair market value of the Common Stock at the date of grant, will vest with respect to one-third of the shares on each of the first, second and third anniversaries of the date of grant, and will expire ten years after the date of grant. If the person ceases to serve as a director of the Company, the option shall continue to be exercisable for the remainder of its term with respect to the number of shares vested at the date of such termination of service.


ADMINISTRATION

     The Option Plan is administered by the Compensation Committee of the Board of Directors, which selects the employees and directors who will be granted Options and restricted stock awards under the Option Plan. Subject to the provisions of the Option Plan, the Compensation Committee also determines the type, amount, size and terms of Options and restricted stock awards; the time when Options and awards should be granted; whether any restrictions should be placed on shares purchased pursuant to any Option or issued pursuant to any restricted stock award; and all other determinations necessary or advisable for the administration of the Option Plan. The determinations by the Compensation Committee are final and conclusive. Grants of Options and restricted stock awards and other decisions of the Compensation Committee are not required to be made on a uniform basis.


SHARES SUBJECT TO OPTION PLAN

     The Option Plan, as amended, provides that the total number of shares of the Company's common stock that may be purchased pursuant to the exercise of Options and the grant of restricted stock awards shall not exceed 1,000,000 shares, subject to adjustment as provided in the Option Plan. The shares to be issued upon the exercise of Options and restricted stock awards granted under the Option Plan will be currently authorized but unissued shares of common stock. The number of shares of the Company's common stock available under the Option Plan, the exercise price of an Option, or the value of a restricted stock award, may be adjusted by the Compensation Committee in its sole discretion upon any stock dividend or split, recapitalization, reclassification, combination, exchange of shares, or other similar corporate change, if the Compensation Committee determines that such change necessarily or equitably requires such an adjustment.


ELIGIBILITY

     Employees of the Company and any of its "Affiliates" (as such term is defined in the Option Plan) are eligible for selection to receive Options qualified as incentive stock options ("ISOs") under Section 422 of the Code. Employees and directors of the Company or its Affiliates may be granted non-qualified Options ("NQOs") or restricted stock awards. Approximately 225 persons are eligible for selection to receive awards of Options or restricted stock under the Option Plan. Options have been granted under the Option Plan to approximately 145 persons.

     The following table sets forth certain information regarding the allocation of the additional shares under the Option Plan, to the extent such allocation is presently determinable.

                                           NEW PLAN BENEFITS

                                                   OPTIONS         EXERCISE        EXPIRATION
NAME AND POSITION                                 GRANTED(#)      PRICE($/Sh)         DATE
-----------------                                 ----------      -----------         ----
Gary A. Dachis, (President and Chief                  --               --              --
Executive Officer)

Stephen P. Weisbrod (Vice President,              10,000(1)         $6.25          03/19/2007
Information Systems and Development)

All current executive officers as a group
(5 persons, including those named above)          40,000(1)         $6.25          03/19/2007

Tom Grossman (Director)                           25,000(2)          (2)           05/08/2007

Paul H. Ravich (Director)                         25,000(2)          (2)           05/08/2007

All other employees                               64,200(3)         $6.25          03/19/2007

--------------------

(1) Each option granted to the executive officers of the Company will vest and become exercisable in five equal installments on the date of grant and the first, second, third and fourth anniversaries of the date of grant, and will expire ten years after the date of grant.

(2) The Option Plan, as amended, provides for the automatic grant of an option for 25,000 shares to each non-employee director upon his or her election at the 1997 Annual Meeting. The exercise price of such options will be equal to the fair market value of the common stock at the date of grant. Each option granted to non-employee directors of the Company will vest and become exercisable in three equal installments on the first, second and third anniversaries of the date of grant, and will expire ten years after the date of grant.

(3) Of such options granted to other employees of the Company, options for an aggregate of 25,200 shares were vested immediately at the date of grant and options for an aggregate of 39,000 shares will vest and become exercisable in five equal installments on the date of grant and the first, second, third and fourth anniversaries of the date of grant, and will expire ten years after the date of grant.

     The additional shares which are not currently allocated, together with shares previously authorized and available for issuance under the Plan, may be allocated to such employees as the Compensation Committee may determine. At April 2, 1997, the closing price for the Company's common stock as reported on The Nasdaq Stock Market was $6.50 per share.


TERMS OF OPTIONS

     Upon the grant of an Option, the Compensation Committee fixes the number of shares of the Company's common stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. With regard to ISOs, the exercise price cannot be less than the "fair market value" of the common stock at the time the ISO is granted or 110% of such fair market value in certain cases (as set forth below). NQOs may be granted at less than the fair market value of the common stock. See "Federal Income Tax Consequences."

     With regard to ISOs only, the aggregate fair market value of common stock (determined at the time the ISO is granted) subject to ISOs granted to an employee under all stock option plans of the Company and any Affiliate of the Company that become exercisable for the first time by such employee during any calendar year may not exceed $100,000. Furthermore, no ISO may be granted to any employee who, immediately after the grant of such ISO, would own more than 10% of the total combined voting power of all classes of the Company's stock unless such ISO has an exercise price equal to at least 110% of the common stock's fair market value at the time of grant and the term of the ISO is no longer than five years.

     Each Option will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 121 months after the date of grant (ten years in the case of ISOs). Upon exercise of any Option, payment for shares as to which the Option is exercised may be made in cash, in shares of the Company's common stock having an aggregate fair market value on the date of exercise which is not less than the exercise price of the Option, or by a combination of cash and such shares, as the Compensation Committee may determine.


TRANSFERABILITY OF OPTIONS; TERMINATION OF EMPLOYMENT

     Options granted under the Option Plan are non-transferable except to the extent permitted by the agreement evidencing such Option. However, no Option will be transferable by any optionee other than by will or the laws of descent and distribution. If, pursuant to the agreement evidencing any Option, such Option remains exercisable after the optionee's death, it may be exercised to the extent permitted by such agreement by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise, by reason of the optionee's death.


RESTRICTED STOCK AWARDS

     Restricted stock awards granted pursuant to the Option Plan entitle the holder to receive shares of the Company's common stock, which will be subject to forfeiture to the Company if specified conditions are not satisfied by the end of a specified period, as determined in each case by the Compensation Committee. The Compensation Committee is to establish a period (the "Restricted Period") at the time a restricted stock award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the shares of the Company common stock subject to the award. During the Restricted Period, the holder of shares subject to the restricted stock award shall have all of the rights of a shareholder of the Company with respect to such shares, including the right to vote the shares and to receive any dividends and other distributions with respect to the shares. However, any and all stock dividends, stock rights, and stock issued upon split-ups or reclassifications of shares subject to restricted stock awards shall be subject to the same restrictions as the shares with respect to which such stock dividends, rights, or additional stock are issued. Except to the extent otherwise provided in the restricted stock agreement governing each restricted stock award, all shares of the Company common stock then subject to any restriction will be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights to the holder with respect to such shares will terminate, if the holder ceases to provide services to the Company or its Affiliates as an employee, consultant or other service provider, or if any condition established by the Compensation Committee for the release of any restriction has not occurred, prior to the expiration of the Restricted Period. The Compensation Committee may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary or beneficiaries is the holder of the stock, and/or any one or more of such persons. However, the donee must enter into an agreement with the Company pursuant to which it agrees that the restricted shares shall be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.


IMMEDIATE ACCELERATION OF AWARDS

     The Option Plan provides that, notwithstanding any other provisions contained in the Option Plan or the agreement evidencing any Option or restricted stock award thereunder, the restrictions on all shares of restricted stock shall lapse immediately, and all outstanding Options will become exercisable immediately, if any of the following events occur: (i) any person or group of persons, other than a shareholder of record of the Company on the date the plan was adopted, becomes a beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors; (ii) a change in the composition of the Board of Directors of the Company within any consecutive two-year period occurs such that the "Continuing Directors" cease to constitute a majority of the Board (as such term is defined in the Option Plan); or (iii) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). However, a participant under the Option Plan will not be entitled to the immediate acceleration of an award as provided above if such acceleration would, with respect to such participant, constitute a "parachute payment" for purposes of Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision.


TERMINATION AND AMENDMENT

     The Option Plan will terminate on the earlier of the date on which the Option Plan is terminated by the Board of Directors of the Company or February 24, 2004. Options or restricted stock rights outstanding at the termination of the Option Plan may continue to be exercised in accordance with their terms after such termination. The Option Plan may be amended at any time by the Board of Directors. However, without the approval of a majority of the Company's shareholders voting at a meeting at which a quorum is present, no such amendment may (i) materially increase the benefits accruing to participants under the Option Plan; (ii) increase the number of shares available for issuance or sale pursuant to the Option Plan (other than as permitted in certain circumstances provided by the Option Plan); or (iii) materially modify the requirements as to eligibility for participation in the Option Plan, without the affirmative vote of shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held shareholders' meeting.


FEDERAL INCOME TAX CONSEQUENCES

     The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the Option Plan, the grant of restricted stock awards thereunder, and the sale of shares of common stock acquired upon exercise of Options or under a restricted stock award. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions may vary with individual circumstances.

INCENTIVE STOCK OPTIONS

     ISOs granted under the Option Plan are intended to be "incentive stock options" as defined by Section 422 of the Code. Under present law, the recipient of an ISO will not realize taxable income upon the grant or the exercise of an ISO; and the Company will not receive an income tax deduction at either such time. Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee's employment and does not sell the shares acquired upon exercise of an ISO within either (i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the optionee does not satisfy these requirements, the optionee generally will recognize ordinary income in an amount equal to the difference between the exercise price paid in connection with exercise of the ISO and the fair market value of the shares acquired as of the date of exercise of the ISO, and will recognize capital gain on the difference between the sale price of the shares and the fair market value of the shares as of the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee.

     Upon the exercise of an ISO, the excess of the stock's fair market value on the date of exercise over the exercise price will be included in the optionee's alternative minimum taxable income ("AMTI") and may result in the imposition of a tax on such AMTI. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

NON-STATUTORY STOCK OPTIONS

     Generally, upon the grant of an NQO, neither the Company nor the optionee will experience any tax consequences. Upon exercise of an NQO granted under the 1994 Option Plan, or upon the exercise of an Option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received over the exercise price paid by the optionee with respect to such shares. The amount recognized as ordinary income by the optionee will increase the optionee's basis in the stock acquired pursuant to the exercise of the NQO. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the NQO. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term gain or loss depending upon the holding period for the stock and upon the stock's subsequent appreciation or depreciation in value.

RESTRICTED STOCK AWARDS

     A participant who receives an award of restricted stock under the Option Plan generally will recognize ordinary income at the time at which the restrictions on such shares (the "Restrictions") lapse, in an amount equal to the excess of (i) the fair market value of such shares at the time the Restrictions lapse, over (ii) the price, if any, paid for such shares. If the participant makes an election with respect to such shares under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), not later than 30 days after the date shares are transferred to the participant pursuant to such award, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of (i) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such transfer over (ii) the price, if any, paid for such shares.

     A participant's tax basis in shares received pursuant to a restricted stock award granted under the Option Plan will be equal to the sum of the price paid for such shares, if any, and the amount of ordinary income recognized by such participant with respect to the transfer of such shares or the lapse of the Restrictions thereon. The participant's holding period for such shares for purposes of determining gain or loss on a subsequent sale will begin immediately after the transfer of such shares to the participant, if a Section 83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse, if no Section 83(b) election is made.

     Generally, a deduction will be allowed to the Company, for federal income tax purposes, in an amount equal to the ordinary income recognized by a participant with respect to shares awarded pursuant to the Option Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company and is reasonable.

     If, subsequent to the lapse of Restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of sale and provided that the participant holds such shares as a capital asset at such time.

     If a Section 83(b) election is made and, before the Restrictions on the shares lapse, the shares which are subject to such election are resold to the Company or are forfeited, (i) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such
Section 83(b) election, and (ii) the participant would realize a loss in an amount equal to the excess, if any, of the amount paid for such shares over the amount received by the participant upon such resale or forfeiture (which loss would be a capital loss if the shares are held as a capital asset at such time). In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

     The Compensation Committee will have the discretion to provide with respect to any restricted stock award that upon a change in control of the Company, any Restrictions on the shares of the Company's common stock covered by the award will lapse. In general, if the total amount of payments in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times a recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as parachute payments under Section 280G of the Code, in which case a portion of the payments would be nondeductible to the Company and the recipient would be subject to a 20% excise tax on such portion of the payments under Section 4999 of the Code.


SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the amendment to the Option Plan increasing the number of share reserved for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 STOCK OPTION AND INCENTIVE PLAN AS SET FORTH IN PROPOSAL 2.


             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)

     The Board of Directors has appointed the firm of Ernst & Young, LLP, as independent auditors for the fiscal year ending December 31, 1997. The firm of Ernst & Young, LLP, also served as the Company's auditors for the fiscal year ended December 31, 1996. A representative of Ernst & Young, LLP, will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

     All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of the independent auditors, unless other instructions are indicated thereon. If the shareholders do not ratify the appointment of Ernst & Young, LLP, the selection of independent auditors will be reconsidered and made by the Board of Directors.


SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment of Ernst & Young, LLP, as independent auditors for the Company for the year ending December 31, 1997.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP, AS INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL 3.


                            PROPOSALS OF SHAREHOLDERS

     Any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials and form of proxy for the Annual Meeting of Shareholders to be held in 1998 must set forth such proposal in writing and file it with the Secretary of the Company no later than December 8, 1997.


                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.


                              FINANCIAL INFORMATION

     The Company will provide without charge to any shareholder solicited hereby, upon written request of such shareholder, a copy of its 1996 Annual Report on Form 10-KSB, which has been filed with the Securities and Exchange Commission. Requests should be directed to Investor Relations, Game Financial Corporation, 13705 First Avenue North, Plymouth, Minnesota 55441-6114.


                                          By Order of the Board of Directors


                                          /s/ Gary A. Dachis
                                          Gary A. Dachis
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

April 8, 1997



PROXY

                           GAME FINANCIAL CORPORATION
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 1997

The undersigned, revoking all prior proxies, hereby appoints Gary A. Dachis and Stephen P. Weisbrod, or either of them, as proxy or proxies ("Proxies"), with full power of substitution and revocation, to vote all shares of common stock of Game Financial Corporation (the "Company") of record in the name of the undersigned at the close of business on April 2, 1997, at the Annual Meeting of Shareholders to be held on Thursday, May 8, 1997, or at any adjournment thereof, upon the following matters:


1.    Election of the following nominees as directors:

      GARY A. DACHIS, TOM GROSSMAN, PAUL H. RAVICH, STEPHEN P. WEISBROD

      [_] FOR ALL NOMINEES        [_] WITHHOLD FOR ALL NOMINEES

     FOR ALL NOMINEES EXCEPT THE FOLLOWING:
     (MARK NO BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) WITHHELD IN THE SPACE PROVIDED BELOW.)

     ---------------------------------------------------------------------------

2. Approval of amendments to the Game Financial Corporation 1994 Stock Option and Incentive Plan.

         [_]  FOR        [_]  AGAINST       [_]  ABSTAIN

3. Ratification of appointment of Ernst & Young, LLP, as independent auditors for the fiscal year ending December 31, 1997.

         [_]  FOR        [_]  AGAINST       [_]  ABSTAIN

4. In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.

Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.



                                    Dated:_______________________________, 1996.



                                    ____________________________________________
                                               Signature of Shareholder


                                    ____________________________________________
                                               Signature of Shareholder

                                    Please sign your name exactly as it appears at left. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.




                                                                        APPENDIX

                           GAME FINANCIAL CORPORATION

                      1994 STOCK OPTION AND INCENTIVE PLAN

         The purpose of the Game Financial Corporation 1994 Stock Option and Incentive Plan (the "Plan") is to promote the growth and profitability of Game Financial Corporation (the "Company") and its Affiliates by providing its key employees and directors with an incentive to achieve long-term corporate objectives, to attract and retain persons of outstanding competence, and to provide such persons with an equity interest in the Company.


      1. STOCK SUBJECT TO PLAN. An aggregate of 265,000 shares (the "Shares") of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan. The number of shares authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. Shares that are subject to an award which expires or is terminated unexercised, or which are reacquired by the Company upon the forfeiture of restricted Shares, shall again be available for issuance under the Plan.

      2. ADMINISTRATION.

            a. COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of the entire Board or, if the Board so determines, of two or more members of the Board.

            b. POWERS AND DUTIES. The Committee shall have the authority to make rules and regulations governing the administration of the Plan; to select the eligible employees to whom awards shall be granted; to determine the type, amount, size, and terms of awards; to determine the time when awards shall be granted; to determine whether any restrictions shall be placed on Shares purchased pursuant to any option or issued pursuant to any award; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations need not be uniform, and may be made by it selectively among persons who are eligible to receive awards under the Plan, whether or not such persons are similarly situated. Notwithstanding the foregoing, the grant of options under paragraph 7 of this Plan shall be automatic. All interpretations, decisions, or determinations made by the Committee pursuant to the Plan shall be final and conclusive.

      3. ELIGIBILITY. Any employee of the Company or of any of its Affiliates shall be eligible to receive awards under the Plan. Persons serving as non-employee directors of the Company at the Effective Date of this Plan shall automatically be granted options under paragraph 7 of this Plan. A person who has been granted an award under this Plan, or under any predecessor plan, may be granted additional awards if the Committee shall so determine. Except to the extent otherwise provided in the agreement evidencing an award, the granting of an award under this Plan shall not affect any outstanding award previously granted under this Plan or under any other plan of the Company or any Affiliate. For purposes of the Plan, the term "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended.

      4. AWARDS. The Committee may make awards to eligible persons in the form of stock options which are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or stock options which are not intended to so qualify ("Non-qualified Options"), or awards of restricted stock, or any combination thereof. Options under paragraph 7 of this Plan shall be granted automatically without further action of the Committee, and shall be Non-qualified Options.

      5. STOCK OPTIONS. A stock option granted pursuant to the Plan shall entitle the optionee, upon exercise, to purchase Shares at a specified price during a specified period. Options shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each option shall be subject to the following requirements:

            a. TYPE OF OPTION. Each option shall be identified in the agreement pursuant to which it is granted as an Incentive Stock Option or as a Non-qualified Option, as the case may be.

            b. TERM. No option shall be exercisable more than 121 months after the date on which it is granted.

            c. PAYMENT. The purchase price of Shares subject to an option shall be payable in full at the time the option is exercised. Payment may be made in cash, in shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination of cash and such shares, as the Committee may determine, and subject to such terms and conditions as the Committee deems appropriate.

            d. OPTIONS NOT TRANSFERABLE. Options shall not be transferable except to the extent permitted by the agreement evidencing such option; provided, that in no event shall any option be transferable by the optionee, other than by will or the laws of descent and distribution. Options shall be exercisable during an optionee's lifetime only by such optionee. If, pursuant to the agreement evidencing any option, such option remains exercisable after the optionee's death, it may be exercised, to the extent permitted by such agreement, by the personal representative of the optionee's estate or by any person who acquired the right to exercise such option by bequest, inheritance, or otherwise by reason of the optionee's death.

            e. INCENTIVE STOCK OPTIONS. If an option is an Incentive Stock Option, it shall be subject to the following additional requirements:

                  i. Incentive Stock Options may be granted only to persons who are employees of the Company or of an Affiliate.

                  ii. The purchase price of Shares that are subject to an
            Incentive Stock Option shall not be less than 100% of the fair market value of such Shares at the time the option is granted, as determined in good faith by the Committee.

                  iii. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable by the optionee for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.

                  iv. An Incentive Stock Option shall not be exercisable more than ten years after the date on which it is granted.

                  v. The purchase price of Shares that are subject to an
            Incentive Stock Option granted to an employee who, at the time such option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate shall not be less than 110% of the fair market value of such Shares on the date such option is granted, and such option may not be exercisable more than five years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee.

Subject to the foregoing, options may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine.

      6. RESTRICTED STOCK. Restricted stock awards granted pursuant to the Plan shall entitle the holder to receive Shares, subject to forfeiture if specified conditions are not satisfied at the end of a specified period. Restricted stock awards shall be subject to such terms and conditions as the Committee shall from time to time approve; provided, that each award shall be subject to the following requirements:

            a. RESTRICTED PERIOD. The Committee shall establish a period (the "Restricted Period") at the time an award is granted during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the Shares subject to the award. The Committee may provide for the lapse of restrictions in installments, or upon the occurrence of certain events, where deemed appropriate. Any attempt by a holder to dispose of restricted Shares in a manner contrary to the applicable restrictions shall be void, and of no force and effect.

            b. RIGHTS DURING RESTRICTED PERIOD. Except to the extent otherwise provided in this paragraph 6 or under the terms of any restricted stock agreement, during the Restricted Period the holder of restricted Shares shall have all of the rights of a shareholder in the Company with respect to such Shares, including the right to vote the Shares and to receive dividends and other distributions with respect to the Shares; provided, that all stock dividends, stock rights, and stock issued upon split-ups or reclassifications of Shares shall be subject to the same restrictions as the Shares with respect to which such stock dividends, rights, or additional stock are issued, and may be held in custody as provided below in this paragraph 6 until the restrictions thereon shall have lapsed.

            c. FORFEITURES. Except to the extent otherwise provided in the restricted stock agreement, all Shares then subject to any restriction shall be forfeited to the Company without further obligation of the Company to the holder thereof, and all rights of the holder with respect to such Shares shall terminate, if the holder shall cease to be an employee of to the Company and its Affiliates, or if any condition established by the Committee for the release of any restriction shall not have occurred, prior to the expiration of the Restricted Period.

            d. CUSTODY. The Committee may provide that the certificates evidencing restricted Shares shall be held in custody by a bank or other institution, or by the Company or any Affiliate, until the restrictions thereon have lapsed, and may require that the holder of any restricted Shares shall have delivered to the Company one or more stock powers, endorsed in blank, relating to the restricted Shares as a condition of receiving the award.

            e. CERTIFICATES. A recipient of a restricted stock award shall be issued a certificate or certificates evidencing the Shares subject to such award. Such certificates shall be registered in the name of the recipient, and may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, which legend shall be in substantially the following form:

            "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Game Financial Corporation 1994 Stock Option and Incentive Plan and an Agreement entered into between the registered owner and Game Financial Corporation. Copies of such Plan and Agreement are on file in the offices of Game Financial Corporation."

            f. GIFTS, ETC. Notwithstanding any other provision of this paragraph 6, the Committee may permit a gift of restricted stock to the holder's spouse, child, stepchild, grandchild, or legal dependent, or to a trust whose sole beneficiary or beneficiaries shall be the holder and/or any one or more of such persons; provided, that the donee shall have entered into an agreement with the Company pursuant to which it agrees that the restricted stock shall be subject to the same restrictions in the hands of such donee as it was in the hands of the donor.

      7. STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Each person serving as a non-employee director of the Company at the Effective Date of this Plan shall automatically be granted a Non-qualified Option to purchase 15,000 shares of Common Stock, as follows:

            a. Such options shall become vested with respect to 5,000 shares on the first anniversary of the date of grant, shall vest with respect to an additional 5,000 shares on the second anniversary of the date of grant, and shall become fully vested on the third anniversary of the date of grant, provided that the director shall have served as a director of the Company continuously from the date of grant until such respective vesting dates. Such options shall expire ten years after the date of grant.

            b. The exercise price of such options shall be $5.00 per share. Payment of the exercise price of options may be made in cash, by personal check payable to the Company, by delivery of shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination thereof.

            c. If the recipient of an option under this paragraph 7 shall cease to serve as a director of the Company, the option shall continue to be exercisable for the remainder of its term, with respect to the number of shares vested at the date of such termination of service.

            d. Options granted under this paragraph 7 shall not be assignable or transferable during the lifetime of the director, either voluntarily or involuntarily. Options shall be exercisable during a director's lifetime only by such director. In the event of the death of a director, such option may be transferred by will or the laws of descent and distribution and may only be exercised by the executors or administrators of such director's estate or by the person or persons to whom such director's rights under the option shall pass by the director's will or the laws of descent and distribution.

      8. AGREEMENTS. Each option or award granted pursuant to the Plan shall be evidenced by an agreement setting forth the terms and conditions upon which it is granted. Multiple options or awards may be evidenced by a single agreement. Subject to the limitations set forth in the Plan, the Committee may, with the consent of the person to whom an award has been granted, amend any such agreement to modify the terms or conditions governing the award evidenced thereby.

      9. ADJUSTMENTS. In the event of any change in the outstanding Shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, combination, or exchange of Shares or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of Shares subject to an award, in the option price or value of an award, or in the maximum number of Shares subject to this Plan, such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights, or options to acquire additional Common Stock or of securities convertible into Common Stock.

      10. MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC. Subject to the provisions of the agreement evidencing any award, if the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors of the Company shall have the power to make any arrangement it deems advisable with respect to outstanding awards and in the number of Shares subject to this Plan, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of such awards.

      11. EXPENSES OF PLAN. The expenses of administering this Plan shall be borne by the Company and its Affiliates.

      12. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

      13. RIGHTS AS SHAREHOLDER. Except to the extent otherwise specifically provided hereon, no recipient of any award shall have any rights as a shareholder with respect to Shares sold or issued pursuant to the Plan until certificates for such Shares have been issued to such person.

      14. GENERAL RESTRICTIONS. Each award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Committee, the listing, registration, or qualification of any Shares related thereto upon any securities exchange or under any state or federal law, the consent or approval of any regulatory body, or an agreement by the recipient with respect to the disposition of any such Shares, is necessary or desirable as a condition of the issuance or sale of such Shares, such award shall not be consummated unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Committee.

      15. EMPLOYMENT RIGHTS. Nothing in this Plan, or in any agreement entered into hereunder, shall confer upon any person the right to continue to serve as an employee or director of the Company or an Affiliate, or affect the right of the Company or Affiliate to terminate such person's service at any time, with or without cause.

      16. WITHHOLDING. If the Company proposes or is required to issue Shares pursuant to the Plan, it may require the recipient to remit to it, or may withhold from such award or from the recipient's other compensation, an amount, in the form of cash or Shares, sufficient to satisfy any applicable federal, state, or local tax withholding requirements prior to the delivery of any certificates for such Shares.

      17. AMENDMENTS. The Board of Directors of the Company may at any time, and from time to time, amend the Plan in any respect, except that no amendment that would:

            a. materially increase the benefits accruing to participants under the Plan;

            b. increase the number of Shares available for issuance or sale pursuant to the Plan (other than as permitted by paragraphs 9 and 10); or

            c. materially modify the requirements as to eligibility for participation in the Plan;


shall be made without the affirmative vote of shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy and voting upon the matter at a duly held shareholders' meeting.

      18. IMMEDIATE ACCELERATION OF AWARDS. Notwithstanding any provision in this Plan or in any award to the contrary, the restrictions on all shares of restricted stock shall lapse immediately and all outstanding options will become exercisable immediately if, subsequent to the Effective Date of this Plan, any of the following events occur:

            a. Any person or group of persons, other than the shareholders of record of the Company as of the date of this Plan is adopted by the Board, becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

            b. A change in the composition of the Board within any consecutive two-year period such that the "Continuing Directors" cease to constitute a majority of the board. For purposes of this event, the "Continuing Directors" shall mean those members of the Board who either: (i) were directors at the beginning of such two-year period, or (ii) were elected by, or on nominations or recommendations of, a majority of the then-existing Board members; or

            c. The shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

      For purposes of this paragraph 18, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively to exist as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeiture periods are eliminated by reason of subparagraph a., the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

      A participant shall not be entitled to the immediate acceleration of an award as provided in this paragraph 18 if such acceleration would, with respect to the participant, constitute a "parachute payment" for purposes of Internal Revenue Code Section 280G, or any successor provision. The participant shall have the right to designate those awards which would be reduced or eliminated so that the participant will not receive a "parachute payment."

      Prior to the occurrence of one of the events described in subparagraph a.,
b. or c. above, the participant shall have no rights under this paragraph 18, and the Board shall have the power and right, within its sole discretion, to rescind, modify or amend this paragraph 18 without any consent of the participant. In all other cases, and notwithstanding the authority granted to the Board or the Committee, as the case may be, to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Board nor the Committee shall, following the occurrence of one of the events described in subparagraph a., b. or c. above, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this paragraph 18.

      19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held shareholders' meeting, or by written consent of all shareholders, and any option granted under the Plan prior to the date of such approval shall be contingent upon such approval.

      20. EFFECTIVE DATE; DURATION. This Plan shall be effective as of February 24, 1994, subject to shareholder approval of the Plan as described above on or before February 24, 1995. No options or rights shall be granted under the Plan after the earlier of (a) the date on which the Plan is terminated by the Board of Directors of the Company; or (b) February 24, 2004. Options or rights outstanding at the termination of the Plan may continue to be exercised in accordance with their terms after such termination.



                               FIRST AMENDMENT TO
                           GAME FINANCIAL CORPORATION
                      1994 STOCK OPTION AND INCENTIVE PLAN


            The Game Financial Corporation 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Game Financial Corporation (the "Company") and approved by the shareholders of the Company on February 24, 1994, and is now in full force and effect. This First Amendment is adopted in order to amend the Plan with respect to the exercise price at which stock options may be granted under the Plan.

      A. AMENDMENT. Section 4 of the Plan is hereby amended by adding a new subsection 4.c, which shall read as follows:

            "c. EXERCISE PRICE. The purchase price of Shares that are subject to an option under this Plan shall not be less than 85% of the fair market value of such Shares at the time the option is granted, as determined in good faith by the Committee."

The subsequent subsections of section 4 shall be renumbered accordingly.

      B. EFFECTIVE DATE. This First Amendment shall be effective as of April 14, 1994.



                             SECOND AMENDMENT TO THE
                           GAME FINANCIAL CORPORATION
                      1994 STOCK OPTION AND INCENTIVE PLAN


RECITALS:

1. The Game Financial Corporation 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Game Financial Corporation (the "Company") and approved by the shareholders of the Company on February 24, 1994, and is now in full force and effect.

2. A First Amendment to the Plan was adopted by the Board of Directors of the Company on April 14, 1994, did not require approval by the shareholders of the Company, and is now in full force and effect.

3. This Second Amendment is adopted in order to increase the number of shares of common stock of the Company available for issuance pursuant to the Plan.


AMENDMENT:

THEREFORE, the Plan is hereby amended as follows:

      a. AMENDMENT. The first sentence of paragraph 1 of the Plan is hereby amended to read as follows:

            "1. STOCK SUBJECT TO PLAN. An aggregate of 581,250 shares (the "Shares") of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan."

      b. EFFECTIVE DATE. This Second Amendment shall be effective as of April 1, 1996, and shall be subject to approval by the shareholders of the Company at an Annual or Special Meeting of shareholders held on or before April 1, 1997.



                             THIRD AMENDMENT TO THE
                           GAME FINANCIAL CORPORATION
                      1994 STOCK OPTION AND INCENTIVE PLAN


RECITALS:

1. The Game Financial Corporation 1994 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of Game Financial Corporation (the "Company") and approved by the shareholders of the Company on February 24, 1994, and is now in full force and effect.

2. A First Amendment to the Plan was adopted by the Board of Directors on April 14, 1994, did not require approval by the shareholders of the Company, and is now in full force and effect.

3. A Second Amendment to the Plan was adopted by the Board of Directors and approved by the Shareholders of the Company on May 9, 1996, and is now in full force and effect.

4. This Third Amendment is adopted in order to increase the number of shares of common stock of the Company available for issuance pursuant to the Plan and to provide for the automatic grant of options to non-employee directors.


AMENDMENTS:

THEREFORE, the Plan is hereby amended as follows:

      A. INCREASE IN NUMBER OF SHARES. The first sentence of paragraph 1 of the Plan is hereby amended to read as follows:

            "1. STOCK SUBJECT TO PLAN. An aggregate of 1,000,000 shares (the "Shares") of the Common Stock, par value $.01 per share, ("Common Stock") of the Company may be subject to awards granted under the Plan."

      B. DIRECTOR STOCK OPTIONS. Paragraph 7 of the Plan is hereby amended to read as follows:

            "7. STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Persons elected to serve as non-employee directors of the Company shall automatically be granted Non-qualified Stock Options to purchase shares of Common Stock as follows:

            i. Each person elected to serve as a non-employee director of the Company at the 1997 Annual Meeting of Shareholders shall, on the date the 1997 Annual Meeting, automatically be granted a Non-qualified Option to purchase 25,000 shares of Common Stock.

            ii. Each person who is first elected to serve as a non-employee director of the Company after the date of the 1997 Annual Meeting shall, on the date of his or her initial election, automatically be granted a Non-qualified Option to purchase 25,000 shares of Common Stock.

            iii. Each person serving as a non-employee director of the Company shall, on the date of every third subsequent Annual Meeting of Shareholders at which such person is reelected as a director automatically be granted a Non-qualified Option to purchase 25,000 shares of Common Stock.

         The principal terms and conditions of such stock options shall be as follows:

                  a. Such options shall become vested with respect to one-third of the shares on the first anniversary of the date of grant, shall vest with respect to an additional one-third of the shares on the second anniversary of the date of grant, and shall become fully vested on the third anniversary of the date of grant, provided that the director shall have served as a director of the Company continuously from the date of grant until such respective vesting dates. Such options shall expire ten years after the date of grant.

                  b. The per share exercise price of such options shall be equal to the fair market value of such Shares at the time the option is granted, as determined in good faith by the Committee. Payment of the exercise price of the options may be made in cash, by personal check payable to the Company, by delivery of shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination thereof.

                  c. If the recipient of an option under this paragraph 7 shall cease to serve as a director of the Company, the option shall continue to be exercisable for the remainder of its term with respect to the number of shares vested at the date of such termination of service.

                  d. Options granted under this paragraph 7 shall not be
            assignable or transferable during the lifetime of the director, either voluntarily or involuntarily. Options shall be exercisable during a director's lifetime only by such director. In the event of the death of a director, such option may be transferred by will or the laws of descent and distribution and may only be exercised by the executors or administrators of such director's estate or by the person or persons to whom such director's rights under the option shall pass by the director's will or the laws of descent and distribution.

                  e. The number of shares subject to options to be granted under this paragraph 7 shall be subject to adjustment pursuant to paragraph 9 of this Plan.

      C. EFFECTIVE DATE. This Third Amendment shall be effective as of February 18, 1997, and shall be subject to approval by the shareholders of the Company at an Annual or Special Meeting of shareholders held on or before February 18, 1998.